LEASE AGREEMENT


          THIS LEASE AGREEMENT (hereinafter called the "Lease"),

is made and entered into as of   October 1, 1973, by and between

JOHN D. HOWARD, an Individual (hereinafter called "Lessor") and

WANDERHOMES, INC., a California corporation (hereinafter called

"Lessee").

                      W I T N E S S E T H:

          In consideration of the rents herein reserved and the

terms. covenants and conditions herein contained on the part of

Lessee to be paid, kept and performed, Lessor hereby losses and demises to Lessee for the term of years herein specified the real property situated in the City of Perris, County of

Riverside, State of California, and more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference, together with the buildings and other Improvements constructed thereon (said land, Improvements and buildings are hereinafter sometimes collectively called the "Property").



          TO HAVE AND TO HOLD the same unto Lessor, its

successors and assigns upon and subject to the forms, covenants,

agreements and conditions herein contained for the term herein set forth or until sooner terminated pursuant to conditions

herein set forth or as provided by law.



                            ARTICLE I

                              TERM
                              ----

          1.1     Term.  The term of this Lease shall, unless

sooner terminated or extended as herein provided, be for a

period of twenty five (25) years commencing on October 1, 1973 and ending on September 30, 1998.

                           ARTICLE II

                              RENT
                              ----
          2.1     Rental.  Lessee agrees to pay as rent for the

Property the total sum of ONE MILLION SEVEN HUNDRED FIFTEEN

THOUSAND DOLLARS ($1,715,000.00) for the full term hereof ,

payable at such place as may be designated by Lessor In writing

In lawful money of the United States of America, in equal

monthly installments of FIVE THOUSAND SEVEN HUNDRED AND SIXTEEN

DOLLARS AND 67/100, ($5,716.67), on the first day of each

calendar month during the term hereof, as said term is fixed in

Article I hereinabove.

2.2     Additional Rent.  As additional rent the Lessee agrees

to pay to Lessor or such persons as may be designated by Lessor,

promptly as the same becomes due and payable, all real estate taxes (and Lessee shall promptly reimburse Lessor for all

general and special assessments to be reimbursed by Lessee as hereinafter provided to the extent such reimbursement shall be required hereinbelow in this Subsection 2.2), levied upon or assessed against the Property and/or any buildings, structures,

fixtures or Improvements now or hereafter located thereon, or arising in respect of the occupancy, use or possession of the

Property, and which are assessed upon or become due and payable or a lien upon the Property during the term of this Lease, and the Lessee agrees to exhibit to the Lessor, on demand, receipts evidencing payment of such taxes so payable by the Lessee to others than Lessor.  Lessor agrees to pay for all special and general assessments (other than the real estate taxes required to be paid by Lessee as hereinabove provided) which are levied upon or assessed against the Property and/or any buildings,

structures, fixtures or Improvements now or hereafter located thereon before such special or general assessments become

delinquent; provided, however. that Lessee shall reimburse

Lessor for the amount of each such special or general assessment

(regardless of the amount or manner in which Lessor shall be obligated to pay the same) to the extent of 12% of the actual cost or each such special or general assessment so assessed on a per annum basis commencing on the date any such special or

general assessment shall become due and payable and continuing thereafter until Lessee shall have fully reimbursed Lessor for each such special or general assessment or until the term

(including
any extensions thereof) of this Lease shall have expired,

whichever first occurs, it being understood and agreed that if the term of this Lease (including any extensions thereof) shall expire-before Lessor shall have been fully reimbursed on the aforementioned 12% per annum basis that Lessee shall have no further obligations to make any further reimbursement therefor to Lessor hereunder.  Any reimbursement by Lessee to Lessor

required to be made hereunder shall be made monthly and shall be payable at the time and at the place that the rent reserved

hereunder is to be paid to Lessor by Lessee pursuant to Article

II hereinabove.  Nothing contained in this Lease shall require

Lessee to pay any income tax, profits tax, excise tax or other similar tax or charge that may be payable by or chargeable to the Lessor under any present or future law of the United States or by any state or political Subdivision thereof, nor shall

Lessee feel obligated to pay any inheritance, transfer, estate,

succession, or other similar tax or charge that may be payable under any present or future law of the United States or under any state or political subdivision thereof.

          2.3     Contest of Taxes.  Lessee may, in good faith

and in a lawful manner, contest the propriety or legality of'

any taxes required to be paid by Lessee hereunder by appropriate legal proceedings and need not pay the same at the time,. and the manner required in this Article, provided that such contest shall be conducted at the sole cost and expense or r.cszcc (in its own name or in the name or Lessor, or both, as Lessee deems appropriate) and provided further that Lessee, before the same shall become delinquent, shall, to the satisfaction of Lessor,

assure Lessor that such disputed taxes will be paid together with any interest and penalties when and if finally adjudged to be valid.

                           ARTICLE III

                         QUIET ENJOYMENT
                        ----------------
          3.1     Lessee's Quiet Enjoyment.  If Lessee shall pay

the rent reserved under this Lease when the same shall become due, and shall keep all covenants and agreements required by it to be kept during the term of this Lease and shall perform all of its other obligations hereunder, Lessor will not interfere with the peaceable and quiet occupation and enjoyment of the

Property by Lessee, which occupation and enjoyment shall be

without hindrance, ejection or molestation by Lessor, provided that Lessor and its agents may examine the Property at all

reasonable times.  Lessor covenants that Lessor is seized of the

Property in fee simple and has full right to make this Lease,

and that Lessee shall have quiet and peaceable possession of the

Property during the term hereof and any extension thereof as against lawful acts of third parties and as against the acts of all parties claiming title to or a right to the possession of'

the Property.

                           ARTICLE IV

                       USE OF THE PROPERTY
                       -------------------
          4.1     Lessee's Use.  The Property may be used by

Lessee for any lawful purposes whatsoever, including, but not limited to, the purpose of manufacturing and assembling motor homes, travel trailers, mobile homes and other recreational

vehicles and equipment and for general office and storage

facilities.

                            ARTICLE V

                            NET LEASE
                           ----------
          5.1     Net Lease.  This Lease is a net lease, and the

rent and all other sums payable under this Lease to or on behalf of Lessor shall (except as otherwise expressly provided) be paid without notice or demand, and without abatement or suspension.

                           ARTICLE VI

                     LIENS AND EMCUMBRANCES
                     -----------------------
          6.1     Lessor's Consent to Liens.  Lessee shall have

no right, power or authority to bind the interests of Lessor in the Property under any statute or statutes relating to mechanics liens by contract for the furnishing of work, labor or material and prior to the commencement of any construction, repair or alteration work which Lessee may do by outside or Independent contracts in or on the Property during the term of this Lease,

Lessee shall Indemnify Lessor against, in manner and form

reasonably satisfactory to Lessor, any such mechanics liens from all persons, firms or corporations engaged by Lessee for any such work or for furnishing any material for such work.  In the event that any notice of mechanics liens shall be filed or

given, Lessee shall, without delay, either cause the same to be released or discharged or cause proper proceedings to be instituted to test the validity of the lien claimed.  During the pendency of such proceedings, Lessee shall completely Indemnify Lessor, in manner and form reasonably

satisfactory to Lessor, against any such claim or lien and all costs of such proceedings wherein the validity of any such lien is contested by Lessee, and during. the pendency of said

proceedings, such lien may continue until disposition or said proceedings, and after disposition thereof, Lessee will cause said lien to be released or discharged.


          6.2     No Lessee Liens.  Except as otherwise

expressly permitted hereunder, Lessee will not create any liens

(including liens of mechanics, laborers, or materialmen for

work, labor, services or materials done or furnished or alleged to have been done or furnished with respect to the Property by or on behalf of Lessee), encumbrances or other charges upon the

Property or any part thereof or upon the net rents or additional rents payable hereunder.

                           ARTICLE VII

                   ASSIGNMENT AND SUBLETTIIIG
                   --------------------------
          7.1     Lessee Assignment.  Lessee may, without the

consent of Lessor, assign this Lease at any time-, and this

right of assignment shall be a continuing right which shall not be exhausted by one or more exercises of the right.  No such assignment or assignments shall in any was afftect the rights,

duties and privileges of Lessor or Lessee as between themselves,

nor shall such assignment or assignments affect nay of the terms of procvisions of this Lease, but each such assignment or

assignmetns shall be subject to all of the terms of this Lease.

Lessor's acceptance of rent from Lessee's assignee shall not relieve Lessee of any obligation under this Lease except to the to the extent of the amount of rent received.

     Lessee may, without the consent of Lessor, at any time

sublet for any lawful purpose or purposes all or any portion of the Property for all or any part of the term of this Lease.  In such sublease, Lessee may grant to the sublessee all or part of any of the rights and privileges of Lessee with reference to the use of the Property or any part thereof.  This right of Lessee to sublet shall be a
continuing right which shall not be exhausted by one or more exercise of the same.  No subletting shall, in any way, affect the rights, duties or privileges of Lessor or Lessee an between themselves, nor shall it affect any of the terms or provision of this Lease, but each such sublease shall be subject to all of the terms of this Lease.  Lessor's acceptance of rent from a sublessee shall not relieve Lessee from any obligation under this Lease except to the extent or the amount of rent received.

          7.2     Lessee's Mortgages. Lessee shall at all times

have the right to encumber by mortgage or deed of trust, or

other proper instrument in the nature thereof, as security for actual indebtedness its right to use and occupy the Property,

together with its right and interest in and to any building and improvements on the Property and any other property so affixed to said land or buildings as to be a part thereof.  However, any and all such encumbrances shall at all times be inferior and subject to the prior right, title and interest of Lessor (and to any mortgagee of Lessor) herein.  Any sublessee shall also (if permitted by its sublease with Lessee) have the right to

encumber by mortgage or deed of trust, or other proper

instrument in the nature thereof, as security for actual

indebtedness its right to use and occupy the subleased premises,

together with its right and interest in and to any building and

Improvements on the subleased premises and any other property so affixed to land or buildings as to be a part thereof.  However,

any and all such encumbrances shall at all times be inferior and subject to the prior rlght, title and interest of Lessor (and to any mortgagee of Lessor) herein.

                          ARTICLE VIII

                            INSURANCE
                           ----------
          8.1     Satisfactory Insurers.  All insurance provided

for in this Article VIII shall be effected by Lessee, at its sole cost and expense, under a valid and enforceable policy or policies issued by insurers of recognized responsilibity.

          8.2     Customary Insurance.  Lessee agrees that, at

its own expense but for the mutual benefit of Lessor and Lessee as their interests may appear, it will keep or cause to be kept adequately :insured by financially sound and reputable insurers all buildings, improvements, fixtures and equipment located or situated on the Property and all property therein of a character usually insured by
corporations engaged in the same or similar business as Lessee,

against loss or damage in amounts customarily insured against by such corporations, and that it will carry such other insurance as is usually carried by such other corporations, and such

insurance against liability on account of damaged persons or property as is usually carried by corporations similarly

situated and operating like properties, and as may be required by law, and upon request by Lessor furnish to Lessor

certificates from insurance carriers that such insurance is in effect, and Lessee will do so throughout the term of this Lease.

                           ARTICLE IX

                         INDEMNIFICATION
                        ----------------
     9.1     Lessee Indemnification.  Lessee covenants and

agrees that it will protect and save and keep Lessor safe,

harmless and indemnified from and against the default or damage or charges Imposed upon the Property during the term or and this

Lease for any violation of any laws or ordinances agrees to

comply with all said ordinances and regulations, and the Lessee will, at all times, protect, indemnify, save and keep harmless

Lessor from and against any accident or other occurrence on or about the Propcrty during the term of this Lease causing injury to any person whomsoever which is due directly or indirectly to the use of the Property by Lessee and not to the acts or

negligence of Lessor and will protect, indemnify, save and keep harmless Lessor from and against any and all claims and from and against any and all laws, costs, damage or expense arising out of any failure of Lessee in any respect to comply with and

perform-m all of the requirements and provisions hereof.

                            ARTICLE X

             REPAIR AND MAINTENANCE OF THE PROPERTY
             ---------------------------------------
          10.1     Condition of Property at Commencement.

Lessor represents, warrants and covenants that at the

commencement of the term of this Lease the Property will conform to all applicable laws, ordinances and regulations.  Lessor

hereby agrees to correct any defect in original structure and air conditioning equipment installed therein, which shall appear within one year after the commencement date of this Lease.

          10.2     Lessor Repairs.  Except as hereinabove

provided, Lessor shall not be required to furnish any services or facilities or to make any repairs or alterations to the

Property throughout the term hereof, and shall have no

obligation whatever to Lessee except as expressly provided in this Lease.

          10.3     Lessee Repair. Lessee will, at its sole cost

and expense, take good care of the Property and every part

thereof including the sidewalks and passageways on or adjacent thereto), and the equipment, fixtures and machinery) thereon or used In connection therewith, are kept the same in good order and condition except for ordinary wear and tear, and make all necessary repairs to the Property, interior and exterior.

Lessee will not do, permit or suffer any waste, damages,

disfigurement or injury to or upon the Property or any part

thereof.  When used in this Article X, the term "repairs"

includes replacements or renewals when necessary, and all such repairs made by Lessee shall be equal in quality to the original work.

          10.4     Title to Improvenents.  Subject to the

provisions of Subsection 10.5, all alterations, changes,

additions, repairs and improvements to the Property, and the improvements located thereon at any time, are and shall become a part of the realty and the property of Lessor.

          10.5     Removal of Property by Lessee.  Lessee may

install, place or erect upon the Property, any machinery,

equipment, signs, .furniture, trade fixtures or other personal property, and all such personal property (but not property which is or shall become the property of Lessor pursuant to Subsection

10.4) installed, placed or erected on the Property by Lessee,

whether or not attached to the Property, may be removed by

Lessee at the expiration or earlier termination of the term of this Lease or at any time prior thereto, and all such property shall be and remain the property of the owner thereof and shall not become the property of Lessor; provided, that in removing any such property, Lessee shall repair all damage caused by such removal and restore the Property to good condition.

          10.6     Repair Waiver.  Lessee hereby expressly

waives the right to make repairs at the expense of Lessor as provided for in Sections 1941 and 1942 of the Civil Code of the

State of California or in any other statute or law in effect at the time of the execution of this Lease or which may be

hereafter enacted.  Except as expressly herein provided, Lessor shall not be required to rebuild any improvements on the

Property or make any repairs, replacements or renewal, of any nature or description to the Property or any improvement

thereon, whether ordinary or extraordinary; structural or non-

structural, foreseen or unforeseen, or to make any expenditure whatever in connection with this Lease or to maintain the

Property in any way.

                           ARTICLE XI

                    ALTERATIONS AND ADDITIONS
                   --------------------------
          11.1     Additions by Lessee.  Lessee may, at its sole

cost and expense, make additions to, alterations of and

improvements to the Property.  Lessee may similarly make

substitutions and replacements for, and removals from, said

Improvements, provided, that (i) the total market value and

usefulness of the Property shall not be lessened by reason of any such alteration, addition, substitution, replacement,

removal or improvement, (ii) any of the foregoing actions shall be done in a good and workmanlike manner, and (iii) all such additions, alterations, substitutions, replacements, removals and Improvements shall be expeditiously completed in compliance with all laws, ordinances, orders, rules, regulations and

requirements applicable thereto.  All work done in connection with such additions, alterations, substitutions, replacements,

removals or improvements shall be done in accordance with the orders, rules, and regulations of the National Board or Fire

Underwriters, or any other body exercising similar function.

Lessee shall promptly pay for all such additions, alterations,

placements, removals and improvements to the Property, shall discharge any and all liens filed against the Property arising out of such additions, alterations, substitutions, replacements,

removals or Improvements, and upon such written request of

Lessor shall deposit with Lessor a surety bond or other security satisfactory to Lessor to insure the completion of any such

additions, alterations, substitutions, removals or improvements.

Lessor shall procure and pay for all required permits and

licenses in connection with such additions, alterations,

substitutions, replacements, removals or improvements.

          11.2     Notice to Lessor.  Lessee shall give notice

to Lessor before commencing any "work, or improvements," as

defined in Section 1182 of the California Code of Civil

Procedure, under any provision of this Lease and shall serve or post any notices necessary to hold Lessor harmless, or which in the reasonable opinion of Lessor shall be necessary to hold

Lessor harmless, from any claim or liability arising out of work done on the Property.

                           ARTICLE XII

                     INSPECTION OF PREMISES
                     ----------------------
          12.1     Right of Inspection.  Lessee will permit

Lessor and any authorized representative of Lessor, subject to any applicable governmental security regulations, to enter the

Property at reasonable times during usual business hours for the purpose of inspecting the same and making any necessary repairs to the Property and performing any work thereon that may be

necessary to comply with any laws, ordinances, orders, rules,

regulations or requirements of any public authority or of the

National Board of Fire Underwriters or any similar body, or that

Lessor may deem necessary to prevent waste or deterioration of the Property.  Nothing herein shall imply any duty upon the part of Lessor to do, or pay for, any work which under any provision of this Lease Lessee is required to perform, and the occurrence thereof by Lessor, in the event Lessee does not perform the same after demand, not constitute a waiver of default in failing to perform the same.  During the progress of any work on the

Property, Lessor may keep and store thereon, all necessary

materials, tools and equipment.  Lessor shall not be liable for inconvenience, annoyance, disturbance, loss of business, or

other damage to Lessee by reason of the making of repairs or the performance of any work on the Property, or by reason of

bringing materials, supplies or equipment into or through the

Property, and the obligations of Lessee under this Lease shall not thereby be affected in any manner whatever.

                          ARTICLE XIII

                         UTILITY CHARGES
                        ----------------
          13.1     Payment of Utility Charges.  Lessee will pay

all charges for gas, water, steam, electricity, light, heat,

power and telephone and other utility and communication services used, rendered or supplied upon or in connection with the

Property, and will pay, and protect, defend and indemnify Lessor and save it harmless from and against any liability or damages on any such account.  Lessor shall not be required to pay any such charge.

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                           ARTICLE XIV

                       PARTIAL DESTRUCTION
                       -------------------
          14.1     Destruction of Property.  In the event of (a)

a partial destruction of the Property or the Improvements

thereon during the term of this Lease which requires repairs to the Property or the Improvements thereon, or (b) said Property or the improvements thereon being declared unsafe or unfit for occupancy by any authorized public authority for any reason

other than Lessee's act, use or occupation, which declaration requires repairs to either the Property or the Improvements

thereon, Lessor shall forthwith make such repairs required,

provided such repairs can be made within one hundred twenty

(120) days under the laws and regulations of authorized public authorities, but such partial destruction (including any

destruction necessary in order to make repairs required by any such declaration) shall in no wise annul or void this Lease,

except that Lessee shall be entitled to a proportionate

reduction of the rent payable under the Lease while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in said premises.  If such repairs are not made within one hundred twenty (120) days,

this Lease may be terminated at the option of Lessee.  In

respect to any partial destruction (including any destruction necessary in order to make repairs required by any such

declaration) which Lessor is obligated to repair under the terms of this Subsection, the provision of Section 1932, Subdivision

(2), and Section 1933, Subdivision (4) of the Civil Code of the

State of California are hereby waived by Lessee.  In the event the said destruction or damage is substantial (which destruction shall be deemed to be substantial if repairs thereof cannot be made within one hundred twenty (120) days) or such destruction is total (including any destruction required by any authorized public authority) then in either of such events this Lease shall terminate.

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                           ARTICLE XV

                          CONDEMNATION
                          ------------
          15.1     Condemnation Award.  In the event the

Property or any part thereof shall be condemned and taken by eminent domain, the Lease shall terminate as to the part taken,

and all and any award or compensation arising from such

condemnation shall be paid and belong to Lessor except any award for damage to fixtures and equipment of Lessee, which latter award shall belong to Lessee, and there shall be an abatement in rent payable after the actual taking and during the balance of the term hereof in the fair proportion under all the

circumstances that the part taken bears to the entire Property.

If such condemnation or taking results in the taking of more than ten percent (10%) of the mound floor area of the building on the Property, or more than ten percent (10%) of the area of the land accompanying the Property not occupied by building,

then Tenant may by notice within ten (10) days after possession has been taken by the condemning authority terminate this Lease.

In the event Lessee does not terminate, then Lessor shall at its sole expense restore and reconstruct the building and other

Improvements situated on the Property to the extent necessary to make the same reasonably tenantable and suitable for the

purposes for which the same are then being used by Lessee.

                           ARTICLE XVI

                       TITLE SUBORDINATION
                       -------------------
          16.1     Subordination and Non-Disturbance. This Lease

is subject and subordinate to any first mortgage, and all

renewals, modifications, consolidations, replacements and

extensions thereof, which may hereafter affect the Property or any portion thereof provided that any such mortgage should he made in connection with a loan from an insurance company,

savings bank or trust company, and provided further that it is a condition of such subordination that such mortgage shall contain a covenant binding upon the holder thereof to the effect that as long as Lessee shall not be in default under this Lease, or, if

Lessee is in such default, as long as Lessee's time to cure such default shall not have expired, the term of this Lease shall not be terminated in any respect whatsoever nor the rights of Lessee hereunder or its occupancy of the Property be affected in any way should such mortgage be foreclosed or any other action be instituted in connection with such mortgage, and that Lessor shall not be named as a defendant in any foreclosure action or proceeding which may be instituted by the holder of such

mortgage.

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

                          ARTICLE XVII

          CONDITIONAL LIMITATIONS - DEFAULT PROVISIONS
          --------------------------------------------
          17.1     Holding Over.  If Lessee holds over or

remains in the possession or occupancy of the Property hereby leased after the expiration of the term of this Lease or after any sooner termination thereof, without any written lease of the

Property being actually made and entered into between Lessor and

Lessee, or any option hereinafter contained being exercised,

such holding over or continued possession or occupancy shall not be deemed or held to operate as any renewal or extension of this

Lease, but shall, if rent is paid by Lessee, create a tenancy from month to month at the rental hereinbefore specified in

Article II, which may at any time be terminated by either Lessor or Lessee giving to the other one month's notice of such

intention to terminate the same, which notice shall be effective as of the date on which the next regular monthly rental payment becomes due.

          17.2     Notice of Default for Failure to Pay Rent.

In the event Lessee shall default In the payment of rent herein reserved when due, Lessor shall give notice of such default to

Lessee, and if Lessee shall fail to cure such default within 15 days after the date of receipt of such notice Lessor may at its option terminate this Lease.

          17.3     Notice of Other Default.  If Lessee shall be

in default in performing any of the terms or provision of this

Lease other than the provision requiring the payment of rent,

and if Lessor shall give to Lessee notice of such default and if

Lessee shall fail to cure such default within 15 days after the date of receipt of such notice, or if the default is of such a character as to require more than 15 days to cure, then if

Lessee shall fail to use reasonable diligence in commencing to cure and in curing such default, Lessor may at its option

terminate this Lease.  In the event the Lessor exercises its option under this Subsection 17.1 or under Subsection 17.2,

Lessor shall have the right of re-entry and may remove all

persons and property from the Property, or such property may be removed and stored in a public warehouse at the cost of and for the account of Lessee.

          17.4     Notice of Default of Lessor. In case default

shall be made in the performance of any covenant or agreement herein contained on the part of Lessor, and said default shall continue for 15 days after receipt by Lessor of notice thereof,

given by Lessee, then no rent shall accrue or be or become

payable under this Lease for such time as such default shall continue after the expiration of said 15-day period and Lessee,

at its option, at any time during. the continuance of such

default after the expiration of said 15-day period, may declare said term ended and may vacate the Property and be relieved from all further obligations under this Lease, or Lessee may, at its option, at any time during the continuance of such default after the expiration of said 15-day period, pay any sum necessary to perform any obligation of Lessor hereunder and deduct the cost thereof, with interest, from the rents then due and thereafter to become due hereunder.  The performance of each and every

agreement herein contained on the part of Lessor shall be a

condition precedent to the right of Lessor to collect rent

hereunder or to enforce this Lease as against Lessee.  Lessee's remedies hereunder are In addition to any which may be permitted by law.

          17.5     Notice to Lessor's Mortgagee.

Notwithstanding any provision of Subsection 17.4, Lessee shall not exercise any right there in to declare the term of this

Lease ended until Lessee shall have first given 15 days written notice of any such default of Lessor to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Property and such beneficiary or mortgagee failed to cure such default of

Lessor within a 15-day period after such notice to said

beneficiary or mortgagee.  Lessor  hereby grants to said

beneficiary or mortgagee the right to enter onto the Property for the purpose of curing any such default; provided, however,

that the provision of this Subsection 17.5 shall be inapplicable to any such beneficiary or mortgagee with respect to which

Lessee shall not have theretofore been notified of by Lessor as to being entitled to receive notice hereunder.

                          ARTICLE XVIII

                            SURRENDER
                          ------------
          18.1     Upon the expiration or sooner termination of

this Lease as to all or a portion of the Property, Lessee shall peaceably and quietly leave, yield up and surrender possession of the Property to Lessor in good order, repair and condition,

reasonable wear and tear excepted.  Lessee shall remove from the

Property within a reasonable time after such expiration all

property situated thereon which its sole cost is not owned by

Lessor, and Lessee shall at and at its sole cost and expense-

repair any damage caused by such removal.  Any property not so removed shall become the property of Lessor.

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

                           ARTICLE XIX

                    LESSEE'S OPTION TO EXTEND
                   --------------------------
          19.1     Lessee's Ten Year Option.  Lessee shall have

an option to extend the term of this Lease from the date upon which it would otherwise expire upon the same terms and

conditions as those herein specified for a period of ten (10)

additional years.  If Lessee elects to exercise such option, it shall do so by giving Lessor written notice of such election at least six (6) months before the beginning of the additional

period for which the term hereof is to be extended by the

exercise of such option.  If Lessee gives such notice, the term of this Lease shall be automatically extended for the additional ten (10) year period without execution of an extension or

renewal lease.

                           ARTICLE XX

                             NOTICES
                           ----------
          20.1     Form of Notice.  All notices, approvals,

demands, consents, offers, rejections and requests which. may or are required to be given by either party to the other shall be in writing . All notices, approvals, demands, consents, offers,

rejections and requests by Lessor to Lessee shall be served

personally or sent by United States certified mail, postage

prepaid, addressed to Lessee at 1516 LTV Tower, Dallas, Texas

75201, or at such other place as Lessee may from time to time designate in a written notice to Lessor.  All notices,

approvals, demands, consents, offers, rejections and requests by

Lessee to Lessor shall be served personally or sent by United

States certified mail, postage prepaid, addressed to Lessor at

3300 West Olive, Burbank, California, or at such other place as

Lessor may from time to time designate in a written notice to

Lessee.  Notices, approvals, demands, consents, offers,

rejections and requests which shall be sent to Lessor or Lessee by mail in the manner aforesaid shall be deemed sufficiently served and given when deposited in any post office or branch post office regularly maintained by the United States

Government.

                           ARTICLE XXI

                          MISCELLANEOUS
                         --------------
          21.1     Caption. The captions to the Articles of this

Lease have been inserted for convenient reference only and shall not be construed as modifying, amending, or affecting in any way the express provisions hereof.

          21.2     Certain Definitions.  The term "person" when

used in this Lease means any individual corporation,

partnership, firm, trust. joint venture, business association,

syndicate, organization or any other person or entity.  The term

"year" when used in this Lease means a period or 12 consecutive calendar months.  All references in this Lease to particular

Articles or Sections are references to Articles or Sections of this Lease, except as otherwise stated.

          21.3      Lease  Binding.  All covenants,  agreements,

provisions  and conditions of this Lease shall be  binding  upon and  inure  to  the benefit of the parties hereto and  to  their

respective    heirs,   devisees,   executors,    administrators,

successors in interests and assigns and grantees or the  parties hereto, and shall be deemed to run with the land.

          21.4     Governing Laws.  This Lease shall be governed

by, construed and enforced In accordance with the laws of the

State of California.

          21.5     Waiver of Performance. One or more waivers of

any covenant, term or condition of this Lease by either party shall not be construed as a waiver of a subsequent breach of the same or any other covenant, term or condition; nor shall any delay or omission by either party to seek a remedy for any

breach of this Lease or to exercise a right accruing to such party by reason of such breach be deemed a waiver by such party of its remedies or rights with respect to such breach.  The

consent or approval by either party to or of any act by the

other party requiring such consent or approval shall not be

deemed to waive or render unnecessary consent to or approval of any similar act.

     IN WITNESS WHEREOF, Lessor and Lessee have respectively
caused these presents to be executed as of this 1st     day of
June, 1973.


                             __________________________________
                              John D. Howard


                              WANDERHOMES, INC.



                              By:_______________________________
                                                       Lessee


STATE OF             )
                     )
COUNTY OF            )

     BEFORE ME, the. undersigned, a Notary Public in and for said County and State, on this day personally appeared JOHN D. HOWARD, known to me to be the person whose name is subscribed to the foregoing Instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the
__________of _______________, 1973.



                                  Notary Public in and for
                                           County,

STATE OF             )
                     )
COUNTY OF            )

     BEFORE ME, the. undersigned, a Notary Public in and for said County and State, on this day personally appeared __________________________ _________________________, known to me to be the person whose name is subscribed to the foregoing Instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the ________ of
_________________, 1973.


                             _____________________________
                               Notary Public in and for
                                        County,

                         E X I B I T "A"
                         ---------------


     THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE

     SOUTHEAST QUARTER IN SECTION 36, TOWNSHIP 3 SOUTH, RANGE 4

     WEST SAN BERNARDINO BASIN AND MERIDIAN, RESERVING THEREFROM

     A 15 FOOT EASEMENT ALONG THE NORTH SIDE AND ALONG THE EAST

     SIDE OF SUBJECT PROPERTY FOR PUBLIC UTILITY AND ROAD

     PURPOSES, AND OTHER USES, WITH THE RIGHT TO GRANT SAID

     EASMENT TO OTHERS.

                        November 15, 1973



Temtex Leisure Products
of California, Inc.
23560 Oleander Street
Perris, California

Gentlemen:

     Effective October 1 1973, Temtex Leisure Products of California., Inc. ("TPLC") sold a manufacturing facility (the "Facility") to the undersigned. Concurrently with such sale, TLPC entered into a Lease Agreement (the "Lease") with the undersigned., under which TLPC agreed to lease the Facility from the undersigned for a period of 25 years commencing October 1. 1973, at a monthly rental of $5,716.67. Subsequent to the execution of the Lease, TLPC and the undersigned agreed, (because of the contribution by TLPC of various leasehold improvements to the Facility which were not contemplated by our original agreement, which improvements will become a part of the Facility and will inure to my benefit and because of oth6r consideration received by the undersigned from TLPC, the receipt and sufficiency of which are. hereby acknowledged), that the monthly rental payments under the Lease would be reduced,, effective November 1, 1973, to $5,375.00. Therefore, please be advised that this letter will confirm our understanding and agreement that effective November 1. 1973, TLPC shall be obligated to pay the undersigned as rental payments under the Lease the sum of $5,375.00 per month and not the sum of $5,716.67 as specified in the Lease.

     Notwithstanding the foregoing, it is understood and agreed that in the event that the Bank of America (which has financed the undersigned's purchase of the Facility and to whom the undersigned has assigned -the Lease as additional security for the payment of loans made by Bank of America to the undersigned in connection therewith) or any successor or assign of such Bank's rights as the undersigned's mortgagee, shall notify TLPC that it has elected, under the terms of the undersigned's financing arrangements with such Bank, to receive rental payments directly from TLPC., TLPC shall thereupon pay directly to such bank the amount of the monthly rentals specified in the Lease ($5,3716.67); and thereupon the undersigned will reimburse TLPC to the extent of $341.67 per month, which represents the difference between the amount set forth in the Lease and the amount herein specified as the obligation of TLPC thereunder.
It is further understood and agreed that the undersigned has agreed and does hereby agree to indemnify TLPC from and against all damages which TLPC may sustain by reason of having to pay the Bank of America or its successors and assigns the amount of rental payments under the Lease which exceeds the amount specified as the obligation of TLPC herein.

     The agreements evidenced by this letter shall inure to and be binding upon the heirs and personal representatives of the undersigned and the successors and assigns of TLPC.



                                   _____________________________
                                        JOHN D. HOWARD

     Temtex Leisure Products of California, Inc. hereby acknowledges and agrees that the foregoing represents the agreement between TLPC and John D. Howard with respect to the modification of the aforementioned Lease.

TEMTEX LEISURE PRODUCTS OF CALIFORNIA, INC.




______________________________________